UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: July 31, 2015

Item 1.	Schedule of Investments.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Schedule of Investments

July 31, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 7.9%
Building Materials(a)(b) – 0.0%
Zachry Holdings, Inc.
$950,000	7.500%		02/01/20	$ 946,437

Energy - Exploration & Production – 6.5%
Antero Resources Corp.(b)
900,000	6.000		12/01/20	909,000
6,650,000	5.375		11/01/21	6,450,500
Baytex Energy Corp.(a)(b)
5,600,000	5.125		06/01/21	4,929,120
Bonanza Creek Energy, Inc.(b)
7,200,000	6.750		04/15/21	6,228,000
California Resources Corp.(b)
12,450,000	6.000		11/15/24	10,053,375
Carrizo Oil & Gas, Inc.(b)
4,350,000	7.500		09/15/20	4,371,750
3,800,000	6.250		04/15/23	3,638,500
Chaparral Energy, Inc.(b)
11,500,000	8.250		09/01/21	6,900,000
Chesapeake Energy Corp.(b)
12,800,000	5.375		06/15/21	10,784,000
Comstock Resources, Inc.(a)(b)
3,800,000	10.000		03/15/20	3,363,000
Concho Resources, Inc.(b)
6,700,000	5.500		04/01/23	6,716,750
CrownRock LP/CrownRock Finance, Inc.(a)(b)
6,950,000	7.750		02/15/23	7,193,250
Denbury Resources, Inc.(b)
7,500,000	5.500		05/01/22	5,756,250
Diamondback Energy, Inc.(b)
7,500,000	7.625		10/01/21	7,931,250
Endeavor Energy Resources LP/EER Finance, Inc.(a)(b)
8,450,000	8.125		09/15/23	8,281,000
EP Energy LLC/Everest Acquisition Finance, Inc.(b)
4,400,000	9.375		05/01/20	4,565,000
13,600,000	6.375	(a)	06/15/23	12,784,000
Gulfport Energy Corp.(b)
6,500,000	7.750		11/01/20	6,662,500
Halcon Resources Corp.(b)
11,925,000	9.750		07/15/20	6,439,500
Jones Energy Holdings LLC/Jones Energy Finance Corp.(b)
9,250,000	6.750		04/01/22	8,463,750
Laredo Petroleum, Inc.(b)
11,300,000	7.375		05/01/22	11,469,500
650,000	6.250		03/15/23	643,500
Linn Energy LLC/Linn Energy Finance Corp.(b)
18,750,000	8.625		04/15/20	11,625,000
Magnum Hunter Resources Corp.(b)
1,700,000	9.750		05/15/20	1,309,000
Matador Resources Co.(a)(b)
9,450,000	6.875		04/15/23	9,544,500
MEG Energy Corp.(a)(b)
15,000,000	6.500		03/15/21	13,950,000
Memorial Production Partners LP/Memorial Production Finance Corp.(b)
6,500,000	7.625		05/01/21	5,492,500
Newfield Exploration Co.
4,050,000	5.625		07/01/24	3,969,000
1,150,000	5.375	(b)	01/01/26	1,104,000
Noble Energy, Inc.
1,400,000	5.875		06/01/24	1,519,132
Oasis Petroleum, Inc.(b)
12,000,000	6.875		03/15/22	11,100,000

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy - Exploration & Production – (continued)
Paramount Resources Ltd.(a)(b)
$8,950,000	6.875%		06/30/23	$ 8,704,770
Parsley Energy LLC/Parsley Finance Corp.(a)(b)
7,550,000	7.500		02/15/22	7,587,750
Penn Virginia Corp.(b)
8,700,000	8.500		05/01/20	4,219,500
Rice Energy, Inc.(b)
6,250,000	6.250		05/01/22	5,906,250
Sanchez Energy Corp.(b)
6,900,000	7.750		06/15/21	6,210,000
Seven Generations Energy Ltd.(a)(b)
7,950,000	8.250		05/15/20	8,128,875
550,000	6.750		05/01/23	528,110
SM Energy Co.(b)
12,100,000	6.500		11/15/21	12,160,500
Vanguard Natural Resourses LLC/VNR Finance Corp.(b)
6,950,000	7.875		04/01/20	6,255,000
Whiting Petroleum Corp.
500,000	1.250	(a)	04/01/20	432,813
2,250,000	5.750	(b)	03/15/21	2,193,750
6,550,000	6.250	(b)	04/01/23	6,345,312
WPX Energy, Inc.(b)
5,350,000	6.000		01/15/22	5,042,375
2,900,000	8.250		08/01/23	2,943,500

				280,805,132

Energy - Services – 0.6%
Atwood Oceanics, Inc.(b)
1,150,000	6.500		02/01/20	1,076,687
CVR Refining LLC/Coffeyville Finance, Inc.(b)
3,650,000	6.500		11/01/22	3,668,250
Forum Energy Technologies, Inc.(b)
3,622,000	6.250		10/01/21	3,522,395
FTS International, Inc.(b)
600,000	7.783	(a)(c)	06/15/20	574,500
5,000,000	6.250		05/01/22	3,325,000
Sunoco LP/Sunoco Finance Corp.(a)(b)
1,900,000	5.500		08/01/20	1,933,250
Transocean, Inc.
17,200,000	6.375		12/15/21	14,534,000

				28,634,082

Pipelines(b) – 0.8%
Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)
3,500,000	6.125		11/15/22	3,561,250
Genesis Energy LP/Genesis Energy Finance Corp.
2,300,000	6.000		05/15/23	2,173,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
2,350,000	4.875		06/01/25	2,273,625
Sabine Pass Liquefaction LLC
18,300,000	5.625		04/15/23	18,300,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
8,300,000	5.250		05/01/23	8,217,000

				34,525,375

TOTAL CORPORATE OBLIGATIONS				$ 344,911,026

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Schedule of Investments (continued)

July 31, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 2.8%
Commercial Banks – 2.8%
405,000	Aozora Bank Ltd.	$ 1,554,055
42,500	Ashikaga Holdings Co. Ltd.	178,589
12,300	Bank of The Ryukyus Ltd.	182,737
43,400	FIDEA Holdings Co. Ltd.	93,058
250,000	Fukuoka Financial Group, Inc.	1,284,838
438,000	Hokuhoku Financial Group, Inc.	1,034,095
43,400	Jimoto Holdings, Inc.	76,212
8,700	Kansai Urban Banking Corp.	98,393
4,937,500	Mitsubishi UFJ Financial Group, Inc.	35,930,606
1,369,000	Mitsui Trust Holdings, Inc.	6,358,488
8,568,100	Mizuho Financial Group, Inc.	18,682,823
90,400	North Pacific Bank Ltd.	397,052
721,000	Resona Holdings, Inc.	3,963,862
58,400	Senshu Ikeda Holdings, Inc.	266,323
206,100	Seven Bank Ltd.	981,605
590,000	Shinsei Bank Ltd.	1,289,005
466,300	Sumitomo Mitsui Financial Group, Inc.	21,027,327
63,800	Suruga Bank Ltd.	1,369,978
110,000	The 77 Bank Ltd.	715,646
1,600	The Aichi Bank Ltd.	89,609
37,000	The Akita Bank Ltd.	113,652
40,000	The Aomori Bank Ltd.	127,709
37,000	The Awa Bank Ltd.	232,905
3,500	The Bank of Iwate Ltd.	154,835
122,000	The Bank of Kyoto Ltd.	1,438,522
68,000	The Bank of Nagoya Ltd.	265,625
3,600	The Bank of Okinawa Ltd.	150,707
41,000	The Bank of Saga Ltd.	97,480
415,000	The Bank of Yokohama Ltd.	2,636,928
237,000	The Chiba Bank Ltd.	1,888,404
15,300	The Chiba Kogyo Bank Ltd.	93,089
42,400	The Chugoku Bank Ltd.	662,290
65,000	The Daishi Bank Ltd.	280,327
28,000	The Eighteenth Bank Ltd.	82,792
46,000	The Fukui Bank Ltd.	98,682
75,000	The Fukushima Bank Ltd.	60,453
158,000	The Gunma Bank Ltd.	1,174,174
124,000	The Hachijuni Bank Ltd.	962,325
35,000	The Higashi-Nippon Bank Ltd.	131,189
49,000	The Higo Bank Ltd.	302,458
177,000	The Hiroshima Bank Ltd.	1,037,279
71,000	The Hokkoku Bank Ltd.	258,656
50,000	The Hokuetsu Bank Ltd.	100,792
49,000	The Hyakugo Bank Ltd.	233,833
72,000	The Hyakujushi Bank Ltd.	242,044
71,300	The Iyo Bank Ltd.	906,509
232,000	The Joyo Bank Ltd.	1,372,154
85,000	The Juroku Bank Ltd.	348,731
48,000	The Kagoshima Bank Ltd.	328,137
59,000	The Keiyo Bank Ltd.	297,718
26,300	The Kiyo Bank Ltd.	384,341
46,000	The Minato Bank Ltd.	114,652
39,000	The Miyazaki Bank Ltd.	126,096
9,700	The Musashino Bank Ltd.	383,767
45,000	The Nanto Bank Ltd.	151,568
227,000	The Nishi-Nippon City Bank Ltd.	689,374
67,000	The Ogaki Kyoritsu Bank Ltd.	239,802
42,000	The Oita Bank Ltd.	181,122
34,000	The San-In Godo Bank Ltd.	344,103
75,000	The Shiga Bank Ltd.	399,136
184,000	The Shizuoka Bank Ltd.	2,078,385
30,000	The Tochigi Bank Ltd.	166,351

Shares	Description	Value
Common Stocks – (continued)
Commercial Banks – (continued)
48,000	The Toho Bank Ltd.	$ 210,510
22,000	The Yamagata Bank Ltd.	92,793
22,000	The Yamanashi Chuo Bank Ltd.	100,774
7,000	Tokyo TY Financial Group, Inc.	222,274
42,500	TOMONY Holdings, Inc.	188,351
30,600	Tsukuba Bank Ltd.	99,837
67,000	Yamaguchi Financial Group, Inc.	894,534

		$ 118,722,470

Oil, Gas & Consumable Fuels* – 0.0%
1,304,945	Halcon Resources Corp.	1,435,440

TOTAL COMMON STOCKS		$ 120,157,910

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(d) – 0.2%
Energy – 0.2%
American Energy - Marcellus LLC
$2,650,000	8.500%	08/04/21	$ 993,750
CITGO Holding, Inc.
3,765,752	9.500	05/12/18	3,777,538
Magnum Hunter Resources Corp.
2,541,093	8.500	10/22/19	2,528,388

TOTAL SENIOR TERM LOANS			$ 7,299,676

Shares	Description	Value
Exchange Traded Funds – 12.5%
1,937,161	iShares MSCI India ETF	$ 60,148,849
14,580,006	iShares MSCI Taiwan ETF	214,471,888
7,376,311	SPDR S&P Bank ETF	266,506,117

TOTAL EXCHANGE TRADED FUNDS		$ 541,126,854

Notional Amount		Exercise Price	Expiration Date	Value
Options Purchased – 1.4%
Options on Equities
Bank of America Securities LLC Put – iShares MSCI Brazil Capped ETF
	$4,373,353	35.35	12/18/15	$ 31,113,756
Bank of America Securities LLC Call – iShares MSCI Brazil Capped ETF
	2,111,359	35.35	12/18/15	900,233
Bank of America Securities LLC Put – iShares MSCI Brazil Capped ETF
	858,016	32.70	12/18/15	4,247,997
Bank of America Securities LLC Call – iShares MSCI Brazil Capped ETF
	791,317	35.35	12/18/15	337,399
Barclays Bank PLC Call – TOPIX Index
JPY	2,662,268	1,630.74	09/11/15	1,109,381
Citibank NA Call – TOPIX Index
	2,922,749	1,634.60	09/11/15	1,155,901
Citibank NA Call – TOPIX Index
	13,340,978	1,575.67	09/11/15	10,179,408
Morgan Stanley & Co. International PLC Put – iShares MSCI Brazil Capped ETF
	$2,367,276	33.147	12/18/15	12,526,143

TOTAL OPTIONS PURCHASED				$ 61,570,218

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Schedule of Investments (continued)

July 31, 2015 (Unaudited)

Shares	Rate	Value
Investment Companies(e) – 61.8%
Goldman Sachs Financial Square Government Fund – FST Shares
1,143,111,823	0.006%	$1,143,111,823
Goldman Sachs High Yield Floating Rate Fund- Institutional Shares
73,697,561	0.001	725,183,997
Goldman Sachs High Yield Fund – Institutional Shares
122,204,019	0.001	812,656,725

TOTAL INVESTMENT COMPANIES		$2,680,952,545

TOTAL INVESTMENTS – 86.6%		$3,756,018,229

OTHER ASSETS IN EXCESS OF LIABILITIES – 13.4%		583,444,038

NET ASSETS – 100.0%		$4,339,462,267

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $92,442,625, which represents approximately 2.1% of net assets as of July 31, 2015.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2015.

(d)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on July 31, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(e)	Represents Affiliated Funds.

Currency Abbreviations:
AUD	— Australian Dollar
EUR	— Euro
HKD	— Hong Kong Dollar
INR	— Indian Rupee
JPY	— Japanese Yen
USD	— U.S. Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund
LLC	— Limited Liability Company
LP	— Limited Partnership

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Schedule of Investments (continued)

July 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At July 31, 2015, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Morgan Stanley & Co. International PLC	EUR/USD	09/16/15	$117,762,111	$187,492
	HKD/USD	09/16/15	12,767,230	1,674
	INR/USD	09/16/15	412,015,511	3,296,631
	USD/AUD	09/16/15	250,031,326	9,695,656
	USD/EUR	09/16/15	621,383,054	7,847,288
	USD/JPY	09/16/15	96,810,890	338,870

TOTAL				$21,367,611

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Morgan Stanley & Co. International PLC	EUR/USD	09/16/15	$9,472,839	$(121,187)
	HKD/USD	09/16/15	39,604,468	(1,411)
	INR/USD	09/16/15	30,673,181	(159,883)
	JPY/USD	09/16/15	136,767,282	(1,372,736)
	USD/AUD	09/16/15	18,349,385	(78,281)
	USD/EUR	09/16/15	33,836,277	(408,929)
	USD/INR	09/16/15	98,635,024	(392,255)
	USD/JPY	09/16/15	842,673,034	(10,082,557)

TOTAL				$(12,617,239)

FUTURES CONTRACTS — At July 31, 2015, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

H-Shares Index	693	August 2015	$49,644,306	$(684,683)
IBEX 35 Index	5,407	August 2015	663,236,196	(1,266,563)
Mini MSCI Emerging Market	(5,967)	September 2015	(268,515,000)	16,721,686
SGX S&P CNX Nifty Index	4,275	August 2015	73,299,150	1,523,367

TOTAL				$16,293,807

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Schedule of Investments (continued)

July 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation	Notional Amount (000s)	Paid Rate#	Termination Date	Unrealized Gain (Loss)

Morgan Stanley & Co. International PLC	S&P GSCI Enhanced Crude Oil Index	$42,190	0.040%	11/30/15	$756,203
	S&P GSCI Enhanced Crude Oil Index	30,400	0.150	11/30/15	(149,814)
	S&P GSCI Enhanced Crude Oil Index	306,770	0.150	08/31/15	(46,306,432)
	S&P GSCI Crude Oil Official Close Index	42,190	0.040	11/30/15	(92)
	S&P GSCI Crude Oil Official Close Index	235,400	0.040	08/31/15	28,611,354
Deutsche Bank AG	S&P GSCI Enhanced Crude Oil Index	193,710	0.170	11/30/15	(29,991,285)
	S&P GSCI Enhanced Crude Oil Index	83,230	0.150	11/30/15	(2,716,299)
	S&P GSCI Enhanced Crude Oil Index	188,890	1.000	08/31/15	37,893,262
	S&P GSCI Crude Oil Official Close Index	389,940	0.030	11/30/15	42,051,173
	S&P GSCI Crude Oil Official Close Index	96,350	1.000	11/30/15	(1,047)
	S&P GSCI Crude Oil Official Close Index	96,350	0.040	11/30/15	6,341,787
	S&P GSCI Crude Oil Official Close Index	188,890	0.040	08/31/15	(11,087)

TOTAL					$36,477,723

#	The Portfolio receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Portfolio will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

WRITTEN OPTIONS CONTRACTS — At July 31, 2015, the Portfolio had the following written options currency activities:

WRITTEN OPTION CURRENCY CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Exercise Price	Value

Morgan Stanley & Co.
(Premium Received $7,193,097)	Call USD/Put MXN	$249,587	04/01/16	16.60	$(8,066,153)

For the period ended July 31, 2015, the Portfolio had the following written options currency activities:

WRITTEN OPTION CURRENCY CONTRACTS

	Notional Amount (000s)	Premiums Received

Contracts Outstanding October 31, 2014	$—	$—

Contracts Written	249,587	7,193,097
Contracts Expired	—	—

Contracts Outstanding July 31, 2015	$249,587	$7,193,097

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Schedule of Investments (continued)

July 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts		Expiration Date	Exercise Price	Value

Bank of America Securities LLC	Put - iShares MSCI Brazil Capped ETF		$2,111,359	12/18/15	35.35	$(15,021,040)
	Call - iShares MSCI Brazil Capped ETF		858,016	12/18/15	32.70	(777,981)
	Put - iShares MSCI Brazil Capped ETF		791,317	12/18/15	35.35	(5,629,741)
	Call - iShares MSCI Brazil Capped ETF		4,373,353	12/18/15	35.35	(1,864,693)
	Put - SPDR Energy Select Sector ETF		350,000	01/15/16	66.69	(1,060,034)
	Put - SPDR Energy Select Sector ETF		250,000	01/15/16	71.87	(1,420,671)
Barclays Bank PLC	Put - SPDR S&P Bank ETF		1,133,800	09/18/15	33.51	(303,939)
	Put - SPDR S&P Bank ETF		551,000	09/18/15	36.23	(536,636)
	Call - TOPIX Index	JPY	2,662,268	09/11/15	1,793.81	(22,462)
Citibank NA	Put - FTSE/MIB Index	EUR	3,788	06/17/16	23,000.00	(19,719,221)
	Put - SPDR Energy Select Sector ETF		$1,481,395	01/15/16	66.13	(4,263,712)
	Put - SPDR S&P Bank ETF		4,084,017	09/18/15	31.49	(429,961)
	Call - TOPIX Index	JPY	2,922,749	09/11/15	1,798.06	(21,498)
	Call - TOPIX Index		13,340,978	09/11/15	1,733.24	(714,298)
Deutsche Bank AG	Put - SPDR Energy Select Sector ETF		$550,000	01/15/16	71.90	(3,091,335)
	Put - SPDR Energy Select Sector ETF		350,000	01/15/16	71.29	(1,867,091)
	Put - SPDR Energy Select Sector ETF		375,000	01/15/16	69.82	(1,693,208)
Morgan Stanley & Co. International PLC	Call - iShares MSCI Brazil Capped ETF		2,367,276	12/18/15	33.15	(1,902,613)
	Put - SPDR S&P Bank ETF		450,000	09/18/15	33.30	(109,161)
	Put - SPDR Energy Select Sector ETF		325,000	01/15/16	70.56	(1,571,316)
Societe Generale	Put - FTSE/MIB Index	EUR	2,110	06/17/16	21,500.00	(7,282,143)

TOTAL (Premium Received $108,076,765)			39,333,426			$69,302,754

For the period ended July 31, 2015, the Portfolio had the following written equity options activity:

OPTIONS ON EQUITIES CONTRACTS

	Contracts	Premiums Received

Contracts Outstanding October 31, 2014	1,086	$3,510,010

Contracts Written	39,987,494	113,058,191
Contracts Expired	(655,154)	(8,491,436)

Contracts Outstanding July 31, 2015	39,333,426	$108,076,765

TAX INFORMATION — At July 31, 2015, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$3,782,737,030

Gross unrealized gain	52,092,354
Gross unrealized loss	(78,811,155)

Net unrealized security loss	$(26,718,801)

Additional information regarding the Portfolio is available in the Portfolio’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Schedule of Investments (continued)

July 31, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Basis of Consolidation for the Goldman Sachs Tactical Tilt Implementation Fund — The Goldman Sachs Cayman Commodity - TTIF Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Tactical Tilt Implementation Fund (“The Portfolio”). The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of July 31, 2015, the Portfolio’s net assets were $4,339,462,267, of which, $340,121,221, or 7.8%, represented the Subsidiary’s net assets.

Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Portfolio’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value (“NAV”) on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Schedule of Investments (continued)

July 31, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and ETFs. Investments in investment companies are valued at the NAV per share of the Institutional Share class (FST for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price, or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Schedule of Investments (continued)

July 31, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iii. Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Portfolio the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Portfolio may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Portfolio and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Portfolio’s interest in the collateral is not enforceable, resulting in additional losses to the Portfolio.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Portfolio, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Portfolio maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Portfolio is not subject to any expenses in relation to these investments.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of July 31, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$118,722,470	$—
North America	1,435,440	—	—
Fixed Income
Corporate Obligations	—	344,911,026	—
Senior Term Loans	—	7,299,676	—
Exchange Traded Funds	541,126,854	—	—
Investment Companies	2,680,952,545	—	—
Total	$3,223,514,839	$470,933,172	$—

Derivative Type
Assets(b)
Options Purchased	$—	$61,570,218	$—
Forward Foreign Currency Exchange Contracts	—	21,367,611	—
Futures Contracts	18,245,053	—	—
Total Return Swap Contracts	—	115,653,779	—
Total	$18,245,053	$198,591,608	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(12,617,239)	$—
Futures Contracts	(1,951,246)	—	—
Total Return Swap Contracts	—	(79,176,056)	—
Written Options Contracts	(27,001,364)	(50,367,543)	—
Total	$(28,952,610)	$(142,160,838)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Portfolio utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Schedule of Investments (continued)

July 31, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

For further information regarding security characteristics, see the Schedule of Investments.

The Portfolio’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Portfolio that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Portfolio will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds — The Portfolio invests in Underlying Funds, and is subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of July 31, 2015, the Portfolio invested 26.3%, 18.7% and 16.7% of its net assets in the Goldman Sachs Financial Square Funds- Government Fund (the “FSQ- Government Fund”), Goldman Sachs High Yield Fund (the “High Yield Fund”) and the Goldman Sachs High Yield Floating Rate Fund (the “High Yield Floating Rate Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Portfolio has significant exposure to the risks associated with these Underlying Funds. The FSQ- Government Fund intends to be a government money market fund which invests at least 99.5% of its Net Assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully. The High Yield Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Under normal market conditions, the High Yield Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The High Yield Fund may also invest in derivatives, including credit default swap indices, interest rate futures and swaps. The High Yield Floating Rate Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Under normal conditions, the High Yield Floating Rate Fund may invest up to 20% of its Net Assets in fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The High Yield Floating Rate Fund may also invest in floating or variable rate instruments that are rated investment grade, and in preferred stock, repurchase agreements, cash securities, and derivative instruments such as credit default swaps on credit and loan indices and forward contracts, among others.

The Portfolio does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Portfolio’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Schedule of Investments (continued)

July 31, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if its investments were not so concentrated.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received such a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Portfolio has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income”, in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date September 28, 2015

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date September 28, 2015

*	Print the name and title of each signing officer under his or her signature.